SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 3, 2000

                               FIRSTAR CORPORATION

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

               1-2981                              39-1940778

      (Commission File Number)         (IRS Employer Identification No.)


      777 East Wisconsin Avenue                      53202
        Milwaukee, Wisconsin

   (Address of Principal Executive                 (Zip Code)
              Offices)


        Registrant's telephone number, including area code: (414 765-4321


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.     OTHER EVENTS



            On October 3, 2000, the Registrant and U.S. Bancorp, a Delaware corporation ("U.S. Bancorp"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement is filed as Exhibit 2.1 hereto and hereby incorporated herein by reference.

            Immediately following their execution and delivery of the Merger Agreement, the Registrant and U.S. Bancorp entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which the Registrant granted U.S. Bancorp the right, upon the terms and subject to the conditions set forth therein, to purchase up to 195,895,138 shares of the common stock, par value $0.01 per share, of the Registrant at a price of $22.25 per share, and pursuant to the other of which U.S. Bancorp granted the Registrant the right, upon the terms and subject to the conditions set forth therein, to purchase up to 147,939,263 shares of the common stock, par value $1.25 per share, of U.S. Bancorp at a price of $23.1875 per share. The foregoing description of the Stock Option Agreements is qualified in its entirety by reference to the complete text of such Stock Option Agreements, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and hereby incorporated herein by reference.

            A copy of the press release, dated October 4, 2000, jointly issued by the Registrant and U.S. Bancorp relating to the Merger is attached as Exhibit
99.3 hereto and is hereby incorporated herein by reference.

            A copy of the presentation to investors, dated October 4, 2000, relating to the Merger and given jointly by representatives of the Registrant and U.S. Bancorp, is attached as Exhibit 99.4 hereto and is hereby incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS


      (a)   Financial Statements.

      Not applicable.

      (b)   Pro Forma Financial Information.

      Not applicable.

       (c)   Exhibits.

      Exhibit 2.1 Agreement and Plan of Merger, dated as of October 3, 2000, by and between Firstar Corporation and U.S. Bancorp.

      Exhibit 99.1 Stock Option Agreement, dated as of October 3, 2000, by and between Firstar Corporation, as issuer, and U.S. Bancorp, as grantee.

      Exhibit 99.2 Stock Option Agreement, dated October 3, 2000, by and between U.S. Bancorp, as issuer, and Firstar Corporation, as grantee.

      Exhibit 99.3 Joint Press Release, dated October 4, 2000 (incorporated by reference to the solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") filed by the

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                    Registrant with the Securities and Exchange Commission
                    ("SEC") on October 4, 2000).


      Exhibit 99.4  Investor Presentation, dated October 4, 2000
                    (incorporated by reference to the solicitation material pursuant to Rule 14a-12 under the Exchange Act filed by the Registrant with the SEC on October 4, 2000).

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 12, 2000                       FIRSTAR CORPORATION
                                                  (Registrant)






                                      By: /s/ Jennie P. Carlson
                                          -----------------------------
                                          Jennie P. Carlson
                                          Executive Vice President,
                                          General Counsel and Secretary

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                                 EXHIBIT INDEX

Exhibit
Number                           Description
------                           -----------
Exhibit 2.1                      Agreement and Plan of Merger, dated as of
                                 October 3, 2000, by and between Firstar
                                 Corporation and U.S. Bancorp
Exhibit 99.1                     Firstar Option Agreement, dated October 3,
                                 2000, between Firstar Corporation and U.S.
                                 Bancorp
Exhibit 99.2                     U.S. Bancorp Option Agreement, dated
                                 October 3, 2000, between U.S. Bancorp and
                                 Firstar Corporation
Exhibit 99.3                     Joint Press Release, dated October 4, 2000
                                 (incorporated by reference to the solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended
                                 (the "Exchange Act") filed by the Registrant with the Securities and Exchange Commission
                                 ("SEC") on October 4, 2000).
Exhibit 99.4                     Investor Presentation, dated October 4, 2000
                                 (incorporated by reference to the solicitation material pursuant to Rule 14a-12 under the Exchange Act filed by the Registrant with the SEC on October 4, 2000).